UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

ASA Gold and Precious Metals Limited

Annual Report and Consolidated Financial Statements

November 2013

Cover photograph by Jim Van Gundy

ASA Gold and Precious Metals Limited

Annual Report and

Consolidated Financial Statements

November 30, 2013

Table of Contents

Letter to shareholders 2

Forward-looking statements 5

Certain investment policies and restrictions 6

Report of independent registered public accounting firm 6

Consolidated schedules of investments 7

Portfolio statistics 9

Principal portfolio changes 9

Consolidated statements of assets and liabilities 10

Consolidated statements of operations 11

Consolidated statements of changes in net assets 12

Notes to consolidated financial statements 13

Financial highlights 18

Certain tax information for U.S. shareholders 19

Dividend reinvestment and stock purchase plan 21

Privacy notice 21

Results of proposals presented at the annual general meeting of shareholders 22

Proxy voting 22

Form N-Q 22

Common shares repurchased 22

Board of directors and officers 23

Other information 24

Letter to Shareholders

At the time of our last note to shareholders, economic uncertainty and the prospect of rising interest rates were the primary drivers of the gold price. These issues continue to dominate price action today. The gold price, as measured by the London P.M. fix, declined by 27.4% during the last fiscal year as concerns about the end of quantitative easing (“QE”) and improving economic conditions weighed on the sentiment for gold. The last time investors faced an annual decline in the gold price this sharp was in 1981. During fiscal 2013, gold traded in between a high of $1,726 an ounce and a low of $1,192 an ounce with a generally negative bias. In addition to QE, factors that influenced the gold price during the last year include increases in Indian gold import tariffs, minor central bank purchases and the continued shift in interest in gold from Western markets to Eastern investors. Until QE comes to an end, and interest rates normalize, we expect precious metals to be a volatile sector.

The decline in the gold price weighed heavily on the operating results and valuation of gold mining companies. The performance of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) mirrored the performance of the broader gold mining industry with a total return of negative 45.6% based on its net asset value (“NAV”), including reinvested dividends, during the twelve months ended November 30, 2013 (fiscal year-end). The NAV of the Company was $12.98 per share at the fiscal year-end, versus $24.18 per share a year earlier. The closing price of ASA’s shares on the New York Stock Exchange on November 30, 2013 was $12.78, representing a share price discount to NAV of 1.5%. The share prices of closed-end funds, like ASA, are determined by trading activity in the open market and consequently may reflect a premium (higher than) or a discount (lower than) to its underlying NAV.

For the fiscal year ended November 30, 2013, the total return based on ASA’s share price of negative 41.1% outperformed the total return of negative 52.3% for the FTSE Gold Mines Total Return Index. ASA outperformed that index due to a combination of the performance of the investment portfolio and a reduction in the discount at which ASA’s shares trade in the market.

ASA’s shares traded at an average discount of 6.0% during the last fiscal year, an improvement over the average discount of 7.8% during fiscal year 2012. During the last twelve months, the discount remained below the threshold set by the Board of Directors for making share repurchases and, therefore, no shares were acquired. Since the tender offers, share repurchase plan and increased marketing efforts were initiated, the Company has enjoyed a general decline in the discount at which its shares trade in the market. Despite the improvement, the Board continues to closely monitor and review the discount management program.

ASA’s research and investment management team continued to visit the mining operations of numerous companies during the last year in support of our investment process. These trips, in combination with meetings in our offices and at conferences, allowed the team to maintain research on its current investments and generate new investment opportunities for the Company.

For the fiscal year ended November 30, 2013, ASA distributed $0.18 per share compared to $0.38 per share for the previous fiscal year. During 2013, dividend distributions from precious metals companies held in the portfolio declined sharply as an increase in mining costs combined with a falling gold price negatively impacted operating margins and distributable cash flow. Chart 1 illustrates the distributions paid to ASA shareholders since 2005. ASA’s distributions were higher than usual between 2007 and 2009 as a result of the tender offers conducted in those years. Between 2010 and 2012, shareholders of ASA benefited from increased distributions from portfolio companies as a result of the rising gold price. These positive trends changed sharply during the last year as miners’ margins came under pressure. Without a substantial improvement in the gold price, income received by the investment portfolio and available for distribution to ASA shareholders may decline further during the 2014 fiscal year.

Chart 1: Historical Distributions to Shareholders

Source: ASA, adjusted for stock splits

Sector Update

While the performance of gold mining shares fluctuated during the fiscal year, the second quarter of 2013 saw the worst performance for gold in over 100 years and the largest percentage decline in ASA’s NAV since the Company’s inception. During the year, the gold price fell to levels not seen since 2009, and recorded a one day decline of approximately 9% during April.

According to the World Gold Council, the demand for gold investment products declined by nearly 41% over the trailing four calendar quarters ended September 2013. This decline was reflected in the outflows from ETF products as investors sought to reduce their exposure to gold during the period. Total gold bullion held by ETFs declined by almost 800 tonnes for the twelve months ended November 30, 2013. These sales weighed heavily on the gold price and were reflected in the valuation of gold mining shares. As the year progressed, it became apparent that many of the well-publicized investors in gold ETFs had greatly reduced their allocations to the metal, further eroding investor confidence in the sector.

Chart 2: Gold Bullion Held by ETFs

Source: ASA

While much of the sell-off of gold ETF holdings occurred from late February through the end of July 2013, the decline continued through the remainder of the year. As the U.S. economy slowly improved in 2013, institutional investors appear to have reallocated investment dollars from gold into general equity markets as they reduced exposure to safe haven investments. This exodus from the ETFs resulted in significant pressure on the gold price.

China & India Demand

The outflows from gold ETFs have coincided with a rise in Chinese and Indian demand, effectively shifting gold investment from the West to the East in 2013. While gold held by ETFs declined by 29.7% during fiscal 2013, China and India witnessed a 43.4% year over year increase in demand for gold bullion as interest in jewelry, coins and bars increased substantially. In fiscal 2013, net gold imports into China and India exceeded 2,050 tonnes, more than offsetting the gold sold from ETFs during the same period.

India, the world’s largest gold jewelry market, witnessed record imports in the first half of the year as gold prices touched new lows in local currency terms. However, during the fiscal third quarter, gold imports declined 67.6% following the introduction of a new 10% import tax imposed by the Indian government on unfinished gold. Given the strong cultural influence of gold within India, we anticipate a recovery in demand and expect India to continue to be a large consumer of gold.

While demand from India slowed during recent months, demand from China during fiscal 2013 was up 135.0% year over year. Chinese consumers and investors have found gold to be an attractive investment in response to the lower gold price and a weaker U.S. dollar. For calendar year 2013, China is now expected to surpass India as the world’s largest gold importer, a significant milestone considering China is the world’s largest gold producing country. Despite the decline in interest in Gold ETFs from the West, gold is increasingly sought after in two of the world’s fastest growing economies.

Chart 3: Gold Demand – China, India & ETFs

Source: Bloomberg, Hong Kong Census and Statistics Department, India Department of Commerce, ASA

Gold Producers

In our last report to shareholders, we highlighted the negative operating cost trends affecting gold producers and the impact on their cash flow. Overall, we believe that 2013 marked the “high point” in terms of operating and capital costs for the gold mining industry and we should begin to see improvements in the coming year. The sudden and sharp decline in the gold price this year has forced the gold mining industry to respond quickly by reducing capital spending and shelving unprofitable project expansions. For example, Barrick Gold Corporation has significantly altered its capital spending plans and has announced the sale or closure of higher cost operations. We believe that the result will be a leaner and more profitable Barrick in the years ahead. Most other gold producers are undergoing similar plans and we anticipate a leaner industry during 2014 as a result. In the short term, these industry-wide cost cutting and capital postponement plans should have a positive effect on reported earnings and cash flow and reduce the need for additional external capital. Regardless of these improvements, it is probable that if the gold price continues to trade around $1,200 an ounce, most of the industry will report losses during the coming year.

Longer term, the deferral of capital projects in the gold industry could result in a decline in production, the deterioration of operations and eventually the failure of some companies. Gold mining, like any extractive resource industry, must replicate its asset base every few years or it will effectively mine itself out of business. Exploration is necessary to extend the lives of current mines and to identify and develop new projects. Cutting exploration expenditures and other short-term cost saving measures have long-term implications that may impact the longevity of a mining company. While we applaud miners for their increased fiscal responsibility, we look for companies that have found the delicate balance of managing for the downturn without sacrificing long-term opportunities.

Changes to the Portfolio

The first half of 2013 witnessed some repositioning of the holdings in the portfolio to structure the Company for what we expected to be a volatile period in the gold market. As discussed in the semi-annual report dated May 31, 2013, our goal was to lower the volatility of the portfolio while gaining exposure to high-quality assets with strong return potential. We added three new names to the portfolio during this period and added to four existing positions while reducing our holdings in seven companies we believed would fare poorly in a rising cost, lower gold price environment.

Chart 4: Portfolio Allocation – November 30, 2013

Source: ASA

The second half of 2013 witnessed less trading activity within the portfolio as we identified fewer high-quality investment opportunities. During the six months ended November 30, 2013, we added to four existing positions and reduced holdings in five positions. The additions increased existing positions that we believed were undervalued relative to their peers. The sales primarily reduced positions that had become disproportionately large in the portfolio as a result of relative out-performance. This effectively rebalanced the portfolio while maintaining the same investment strategy.

We remain confident in our current portfolio allocation and believe that the changes made in the first half contributed to the Company’s strong relative performance in the second half of the 2013 fiscal year. As we anticipated mid-year, the sector remained highly volatile throughout 2013 and we believe the sector is going to continue to face challenges in the year ahead. ASA remains focused on investing in what we believe are high-quality, long-lived assets that should add value over time.

In late 2010, ASA created an investment subsidiary with the intent of providing investment advisory services to institutions and sub-advisory services to other, non-competing funds. During the course of the last three years, it became apparent that the demand for these products was insufficient to continue this effort. The decline in the demand for gold-related investment products, combined with potentially adverse tax regulations, led management and the Board of Directors to close the subsidiary in 2013.

Two of the Company’s directors, Mr. Michael Mead and Mr. Phillip Goldstein, have informed the Board that they will not stand for re-election this year. Both Mr. Mead and Mr. Goldstein have been instrumental in guiding the Company through the last few years and creating a Board of Directors more responsive to shareholder interests. We appreciate the support and guidance of both directors during their tenures. The Board of Directors has nominated two new candidates for election as independent directors. Mr. Bruce Hansen and Ms. Mary Joan Hoene will be considered by shareholders for election this year and we encourage our shareholders to review the proxy materials related to their qualifications.

As always, we appreciate the support from both the Board of Directors and our shareholders over the past year. We encourage shareholders to contact us with any questions they may have either through the company website at www.asaltd.com or by calling us directly at 1-800-432-3378.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

January 20, 2014

* * * * * *

Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 21 of this report for information on how shareholders can participate in this plan.

* * * * * *

The Annual General Meeting of Shareholders will be held on Thursday, March 13, 2014 at 10:00 a.m. EST at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

* * * * * *

Forward-Looking Statements

This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereunder. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any One Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
ASA Gold and Precious Metals Limited

We have audited the accompanying consolidated statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”) including the schedule of investments, as of November 30, 2013 and 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the three years in the period ended November 30, 2011, and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of November 30, 2013 and 2012, and the results of its operations, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 20, 2014

Consolidated Schedules of Investments

November 30, 2013 and November 30, 2012

	2013			2012
Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets
Common Shares

Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
CGA Mining Limited, (1)	—	$—	0.0%	1,343,700	$3,364,655	0.7%
Newcrest Mining Limited, (2)	1,315,000	9,389,100	3.8	1,315,000	34,847,500	7.5
Silver Lake Resources Limited, (1)	3,300,000	1,397,469	0.6	1,550,000	5,608,700	1.2
		10,786,569	4.3		43,820,855	9.4
Canada
Agnico Eagle Mines Limited	429,300	11,716,270	4.7	479,300	26,744,940	5.7
Alacer Gold Corp., (3)	918,200	1,842,455	0.7	1,343,400	6,106,364	1.3
Argonaut Gold Inc., (1)	430,000	2,272,539	0.9	—	—	—
B2Gold Corp., (1)	994,338	2,079,539	0.8	—	—	—
Barrick Gold Corporation	1,400,000	23,225,624	9.3	1,250,000	43,162,500	9.3
Belo Sun Mining Corp., (1)	2,600,000	1,028,733	0.4	2,000,000	3,459,372	0.7
Centerra Gold Inc.	625,000	1,872,350	0.7	625,000	5,600,111	1.2
Detour Gold Corporation, (1)	250,000	972,680	0.4	250,000	6,184,634	1.3
Eldorado Gold Corporation	650,000	3,906,736	1.6	650,000	9,412,000	2.0
Franco-Nevada Corporation	225,000	9,031,795	3.6	225,000	12,720,736	2.7
Goldcorp Inc.	982,400	21,887,668	8.7	1,182,400	45,758,880	9.8
IAMGOLD Corporation	—	—	—	600,000	7,098,000	1.5
Kinross Gold Corporation	1,000,000	4,700,895	1.9	1,325,000	13,356,001	2.9
New Gold Inc., (1)	600,000	3,114,461	1.2	—	—	—
Osisko Mining Corporation, (1)	1,292,400	5,271,872	2.1	1,292,400	10,527,393	2.3
Torex Gold Resources Inc., (1)	2,150,000	1,924,164	0.8	—	—	—
West Kirkland Mining Inc., (1)(4)	909,091	94,206	0.0	909,091	210,268	0.0
		94,941,987	37.9		190,341,199	40.8
Channel Islands
Randgold Resources Limited – ADRs	397,200	28,101,900	11.2	444,700	47,742,992	10.2
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	849,000	10,018,200	4.0	909,000	29,787,930	6.4
South Africa
AngloGold Ashanti Limited	593,194	8,061,506	3.2	593,194	18,371,218	3.9
Gold Fields Limited	1,029,577	4,128,604	1.6	1,029,577	12,643,206	2.7
Harmony Gold Mining Company Limited	400,000	1,140,000	0.5	400,000	3,124,000	0.7
Sibanye Gold Limited	1,029,577	1,274,102	0.5	—	—	—
		14,604,212	5.8		34,138,424	7.3
United States
Newmont Mining Corporation	620,368	15,403,737	6.2	620,368	29,213,129	6.3
Royal Gold, Inc.	210,000	9,468,900	3.8	210,000	16,959,600	3.6
		24,872,637	9.9		46,172,729	9.9
Total gold mining, exploration, development and royalty companies (Cost $222,163,184 – 2013, $234,686,320 – 2012)		183,325,506	73.2		392,004,129	84.0
Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	833,200	14,725,230	5.9	923,200	16,423,379	3.5
Total silver mining, exploration and development companies (Cost $5,889,981 – 2013, $6,709,422 – 2012)		14,725,230	5.9		16,423,379	3.5
Total gold and silver investments (Cost $228,053,165 – 2013, $241,395,742 - 2012)		198,050,736	79.1		408,427,508	87.6
7

Consolidated Schedules of Investments (continued)

November 30, 2013 and November 30, 2012

	2013			2012
Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets
Platinum and Palladium Investments
Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (5)	220,100	$8,719,188	3.5%	220,100	$9,666,187	2.1%
Impala Platinum Holdings Limited	772,400	8,978,305	3.6	772,400	12,541,269	2.7
		17,697,493	7.1		22,207,456	4.8
Exchange traded funds
ETFS Palladium Trust, (1)	70,000	4,911,200	2.0	40,000	2,689,000	0.6
ETFS Platinum Trust, (1)	22,500	3,003,300	1.2	10,000	1,574,400	0.3
		7,914,500	3.2		4,263,400	0.9
Total platinum and palladium investments (Cost $8,733,391 – 2013, $4,887,121 – 2012)		25,611,993	10.2		26,470,856	5.7
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	1,189,275	0.5	1,639,500	873,828	0.2
Total diamond mining, exploration and development companies (Cost $3,928,898 – 2013 & 2012)		1,189,275	0.5		873,828	0.2
Diversified Mineral Resources Companies
Canada
NovaCopper Inc., (1)	205,861	407,262	0.2	205,861	411,722	0.1
United Kingdom
Anglo American plc	200,000	4,416,086	1.8	264,800	7,346,220	1.6
United States
Freeport-McMoRan Copper & Gold Inc.	550,000	19,079,500	7.6	400,000	15,604,000	3.3
Total diversified mineral resources companies (Cost $19,991,927 – 2013, $15,537,363 – 2012)		23,902,848	9.5		23,361,942	5.0
Total common shares (Cost $260,707,381 – 2013, $265,749,124 – 2012)		248,754,852	99.4		459,134,134	98.4
Total investments (Cost $260,707,381 – 2013, $265,749,124 – 2012), (6)		248,754,852	99.4		459,134,134	98.4
Cash, receivables, and other assets less liabilities		1,592,248	0.6		7,358,519	1.6
Net assets		$250,347,100	100.0%		$466,492,653	100.0%

(1)	Non-income producing security.
(2)	Newcrest Mining Limited ADRs at 2012.
(3)	Non-income producing security – November 30, 2012 only.
(4)	Restricted security.
(5)	Non-income producing security – November 30, 2013 only.
(6)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2013 were $76,889,441 and $88,841,970, respectively, resulting in net unrealized depreciation on investments of ($11,952,529). Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2012 were $223,693,176 and $30,308,167, respectively, resulting in net unrealized appreciation on investments of $193,385,009.

ADR – American Depository Receipt

Percentage totals may not equal 100% due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.
8

Portfolio Statistics (unaudited)

November 30, 2013 and November 30, 2012

Geographic Breakdown*	2013	2012
Australia	4.3%	9.4%
Canada	44.4%	44.6%
Channel Islands	11.2%	10.2%
Peru	4.0%	6.4%
South Africa	12.9%	12.1%
United Kingdom	1.8%	1.6%
United States	20.7%	14.2%
Net Liquid Assets	0.6%	1.6%
	100.0%	100.0%

*	Geographic breakdown is based on each company’s domicile and is expressed as a percentage of total net assets including cash.

Percentage totals may not equal 100.0% due to independent rounding.

Principal Portfolio Changes in Shares for the Years Ended (unaudited)

		2013			2012
November 30, 2013 and November 30, 2012	Increase		Decrease	Increase		Decrease
Agnico Eagle Mines Limited			50,000	4,300
Alacer Gold Corp.			425,200
Anglo American Platinum Limited						125,000
Anglo American plc			64,800			150,000
AngloGold Ashanti Limited						200,000
Argonaut Gold Inc.	430,000
B2Gold Corp. (1)	994,338
Barrick Gold Corporation	150,000
Belo Sun Mining Corp.	600,000			2,000,000
Compañia de Minas Buenaventura S.A.A. – ADRs			60,000
Centamin plc						3,250,000
Centerra Gold Inc.				300,000
CGA Mining Limited (1)			1,343,700	1,343,700
ETFS Palladium Trust	30,000
ETFS Platinum Trust	12,500
Franco-Nevada Corporation				100,000
Freeport-McMoRan Copper & Gold Inc.	150,000			300,000
Gold Fields Limited						600,000
Goldcorp Inc.			200,000	100,000
Harmony Gold Mining Company Limited				150,000
IAMGOLD Corp.			600,000
Impala Platinum Holdings Limited						550,000
Kinross Gold Corporation			325,000
Lake Shore Gold Corporation						1,500,000
Lonmin Plc – ADRs						189,700
New Gold Inc.	600,000
Newcrest Mining Limited – ADRs						250,000
Newmont Mining Corporation				100,000
NovaCopper Inc. (2)				205,861
NovaGold Resources Inc.						1,735,168
Osisko Mining Corporation				1,042,400
Randgold Resources Limited – ADRs			47,500			50,000
Sibanye Gold Limited (2)	1,029,577
Silver Lake Resources Limited	1,750,000			450,000
Tahoe Resources Inc.			90,000
Torex Gold Resources Inc.	2,150,000
West Kirkland Gold Mining Inc., C$1.50 Warrants, 11/22/2012 (3)						454,545

(1)	B2Gold Corp. acquired CGA Mining Limited February 6, 2013 for 0.74 B2Gold share per 1 CGA share.
(2)	Positions received as a result of reorganization.
(3)	Restricted security.
9

Consolidated Statements of Assets and Liabilities

November 30, 2013 and 2012

	2013	2012
Assets
Investments, at value
Cost $260,707,381 in 2013
$265,749,124 in 2012	$248,754,852	$459,134,134
Cash & cash equivalents	3,030,644	8,246,122
Dividends receivable	132,051	480,885
Due from third party	62,000	—
Other assets	162,571	151,925
Total assets	$252,142,118	$468,013,066

Liabilities
Accrued affiliate expenses	$826,409	$740,457
Accounts payable and accrued liabilities	355,029	147,530
Liability for retirement benefits due to current and future retired directors	613,580	632,426
Total liabilities	$1,795,018	$1,520,413
Net assets	$250,347,100	$466,492,653
Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income	17,281,605	20,382,825
Undistributed net realized gain from investments	335,795,742	343,202,471
Undistributed net realized (loss) from foreign currency transactions	(111,440,123)	(111,139,960)
Net unrealized appreciation (depreciation) on investments	(11,952,529)	193,385,010
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	—	(98)
Net assets	$250,347,100	$466,492,653
Net asset value per share	$12.98	$24.18
The closing price of the Company’s shares on the New York Stock Exchange was $12.78 and $22.00 on November 30, 2013 and 2012, respectively.

The notes to consolidated financial statements form an integral part of these statements.
10

Consolidated Statements of Operations

For the years ended November 30, 2013 and 2012

	2013	2012
Investment income
Dividend income (net of foreign withholding taxes of $1,367,692 and $1,078,549, respectively, and ADR fees of $28,619 and $63,084, respectively)	$4,446,183	$5,746,005
Interest income	5,602	8,498
Total investment income	4,451,785	5,754,503
Expenses
Shareholder reports and proxy expenses	128,449	125,402
Directors’ fees and expenses	265,643	272,682
Retired directors’ fees	90,000	90,000
Investment research	876,044	886,383
Administration and operations	1,456,800	1,581,144
Fund accounting	160,826	169,676
Transfer agent, registrar and custodian	163,972	128,144
Legal fees	673,479	385,203
Audit fees	57,000	54,550
Professional fees – other	3,000	300
Insurance	143,589	155,769
Dues and listing fees	25,000	25,000
Adviser operating expenses	53,193	185,071
Other	2,673	3,403
Total expenses	4,099,668	4,062,727
Less – reduction in retirement benefits due to directors	(18,846)	(29,759)
Net expenses	4,080,822	4,032,968
Net investment income (loss)	370,963	1,721,535
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	23,043,920	67,213,881
Cost of securities sold	30,450,649	27,533,266
Net realized gain (loss) from investments	(7,406,729)	39,680,615
Net realized income (loss) from foreign currency transactions
Investments	(305,502)	(2,754,689)
Foreign currency	5,339	(14,451)
Net realized gain (loss) from foreign currency transactions	(300,163)	(2,769,140)
Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	193,385,010	384,272,197
Balance, end of period	(11,952,529)	193,385,010
Net increase (decrease) in unrealized appreciation on investments	(205,337,539)	(190,887,187)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	98	(3,031)
Net realized and unrealized gain (loss) from investments and foreign currency transactions	(213,044,333)	(153,978,743)
Net increase (decrease) in net assets resulting from operations	$(212,673,370)	$(152,257,208)

The notes to consolidated financial statements form an integral part of these statements.
11

Consolidated Statements of Changes in Net Assets

For the years ended November 30, 2013 and 2012

	2013	2012
Net investment income (loss)	$370,963	$1,721,535
Net realized gain (loss) from investments	(7,406,729)	39,680,615
Net realized gain (loss) from foreign currency transactions	(300,163)	(2,769,140)
Net increase (decrease) in unrealized appreciation on investments	(205,337,539)	(190,887,187)
Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	98	(3,031)
Net increase (decrease) in net assets resulting from operations	(212,673,370)	(152,257,208)
Dividends paid/payable
From net investment income	(3,472,183)	(1,721,535)
From net realized gain from investments	—	(5,608,629)
Net increase (decrease) in net assets	(216,145,553)	(159,587,372)
Net assets, beginning of period	466,492,653	626,080,025
Net assets, end of period (including undistributed net investment income of $17,281,605 in 2013 and $20,382,825 in 2012)	$250,347,100	$466,492,653

The notes to consolidated financial statements form an integral part of these statements.

12

Notes to Consolidated Financial Statements

Years ended November 30, 2013 and 2012

1. Organization These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its former wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as an exempted limited liability company under the laws of Bermuda. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013 as an investment adviser in the state of California and as a limited liability corporation under the laws of the state of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At November 30, 2013 and November 30, 2012, the Company held investments in restricted securities of 0.04% and 0.05% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities

November 30, 2013

Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.10	$94,206	11/22/2011

Restricted Securities

November 30, 2012

Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.23	$210,268	11/22/2011

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2013 and 2012

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2013 and November 30, 2012 in valuing the Company’s investments at fair value:

Investment in Securities

Measurements at November 30, 2013

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and silver investments	$173,963,218	$24,087,518	$—	$198,050,736
Platinum and palladium investments	25,611,993	—	—	25,611,993
Diamond mining, exploration and development companies	1,189,275	—	—	1,189,275
Diversified mineral resources companies	19,486,762	4,416,086	—	23,902,848
Total	$220,251,247	$28,503,605	$—	$248,754,852

Transfers into and out of levels are recognized at the end of the period. There were transfers into and out of Level 1 and Level 2, and no transfers into and out of Level 3 at November 30, 2013.

Transfers into and out of each level of the investments in securities at November 30, 2013 are as follows:

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2
Newcrest Mining Limited	$—	$(9,389,100)	$9,389,100	$—
Total	$—	$(9,389,100)	$9,389,100	$—

(1) See consolidated schedules of investments for country classifications.

Investment in Securities

Measurements at November 30, 2012

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and silver investments	$374,078,816	$34,348,692	$—	$408,427,508
Platinum and palladium investments	26,470,856	—	—	26,470,856
Diamond mining, exploration and development companies	873,828	—	—	873,828
Diversified mineral resources companies	16,015,722	7,346,220	—	23,361,942
Total	$417,439,222	$41,694,912	$—	$459,134,134

(1) See consolidated schedules of investments for country classifications.

D. Cash and Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at November 30, 2013 and 2012 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the consolidated statements of operations.

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2013 and 2012

F. Securities Transactions and Investment Income

During the year ended November 30, 2013, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,043,920 and $25,714,403 respectively. During the year ended November 30, 2012, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $67,213,881 and $57,699,846, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2010 – 2013). As of November 30, 2013 and November 30, 2012, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company The Company is a passive foreign investment company (PFIC) and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

On September 23, 2013, ASA Gold and Precious Metals Advisers, LLC was discontinued as an investment adviser in the state of California. The Adviser filed its final federal and state tax returns on November 22, 2013.

4. Exemptive order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain more requirements relating to the custody of assets and settlement of securities transactions outside of the United States than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

5. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2013 and 2012 was $613,580 and $632,426, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2013 and 2012

concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

8. Investment adviser subsidiary On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly-owned investment adviser subsidiary. In reliance on such relief, the Company established the Adviser as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $53,193 and $185,071, respectively, for the administration and operations of the Adviser during the years ended November 30, 2013 and November 30, 2012, which are reflected in “Expenses” on the Consolidated Statement of Operations.

On September 23, 2013, the Adviser filed Form ADV-W with the SEC to request termination as a State Registered Investment Adviser. During the fourth quarter of 2013, certificates of cancellation were filed with the State of Delaware and the State of California.

9. Compensation matters For the years ended November 30, 2013 and November 30, 2012, the aggregate remuneration paid to the Company’s officers was $1,344,195 and $1,584,808, respectively. In addition, $712,558 and $559,675, respectively was accrued for bonuses to the Company’s officers and employees. The aggregate remuneration paid to the Company’s directors was $225,000 and $214,000, respectively.

In 2012, the Company paid $232,506 pursuant to a mutual separation agreement with former General Counsel, Chief Compliance Officer and Secretary Steven Schantz.

10. Operating lease commitment In November 2012, the Company extended its current lease and entered into an additional five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $526,204 as of November 30, 2013. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/1/13 – 2/28/14	$28,852
03/1/14 – 2/28/15	118,880
03/1/15 – 2/28/16	122,452
03/1/16 – 2/28/17	126,124
03/1/17 – 2/28/18	129,896
Total	$526,204

11. Share repurchase The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of November 30, 2013 and November 30, 2012. There were no repurchases during the year ended November 30, 2013.

12. Pending litigation On September 30, 2013, a lawsuit was filed against the Company by Firsthand Technology Value Fund, Inc. in California Superior Court. Plaintiff alleges, among other things, intentional interference with contractual relations and unfair competition in violation of the California business and professions code.

The Company believes the lawsuit is without merit and is defending against it vigorously. At this time, the Company does not believe that the expenditures related to the lawsuit will have a material impact on the Company’s NAV or operations. Management continues to monitor these expenditures closely.

13. New accounting pronouncements In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Company does not believe the adoption of these ASUs will have a material impact on its financial statements.

Notes to Consolidated Financial Statements (continued)

Years ended November 30, 2013 and 2012

14. Subsequent events In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through the date the consolidated financial statements were issued. Management believes that there are no material events that would require disclosure.

Financial Highlights

	Year ended November 30
	2013	2012	2011	2010 (1)	2009 (1)
Per share operating performance (2)
Net asset value, beginning of year	$24.18	$32.46	$34.45	$29.85	$15.79

Net investment income (loss)	0.02	0.09	0.11	(0.01)	(0.01)
Net realized gain (loss) from investments	(0.38)	2.06	1.17	2.17	3.33
Net realized gain (loss) from foreign currency transactions	(0.02)	(0.15)	—	(0.04)	(0.26)
Net increase (decrease) in unrealized appreciation on investments	(10.64)	(9.90)	(2.93)	2.82	11.21
Net unrealized income (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(11.02)	(7.90)	(1.65)	4.94	14.27
Dividends
From net investment income	(0.18)	(0.09)	(0.18)	(0.02)	(0.03)
From net realized gain on investments	—	(0.29)	(0.18)	(0.32)	(0.43)
Capital share transactions:
Effect of tender offer / share repurchase	—	—	0.02	—	0.25
Net asset value, end of year	$12.98	$24.18	$32.46	$34.45	$29.85
Market value, end of year	$12.78	$22.00	$28.85	$33.87	$26.52

Total investment return
Based on market price (3)	(41.07%)	(22.43%)	(13.73%)	29.09%	101.15%
Based on net asset value (4)	(45.56%)	(24.20%)	(4.57%)	16.61%	101.97%

Ratio of average net assets
Expenses (5)(6)	1.21%	0.78%	0.60%	0.89%	0.81%
Net investment income (loss)	0.11%	0.33%	0.31%	(0.03%)	(0.06%)

Supplemental data
Net assets, end of year (000 omitted)	$250,347	$466,493	$626,080	$669,633	$580,355
Portfolio turnover rate	6.91%	11.24%	5.56%	10.46%	7.93%
Shares outstanding (000 omitted)	19,290	19,290	19,290	19,440	21,240

(1) Per share amounts and shares outstanding or weighted average shares have been restated to reflect a 3-for-1 stock split that occurred in May 2010.

(2) Per share amounts from operations have been calculated using the average shares method.

(3) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(5) The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from 0.87% to 0.81%.

(6) “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders(1)

The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to the shareholder’s Company shares, (2) elects to “mark-to-market” those shares as of the close of each taxable year, or (3) makes neither election.

In general, if a U.S. shareholder of the Company does not make either of those elections, any gain realized on the disposition of his or her Company shares would be treated as ordinary income. In addition, such a shareholder would be subject to an “interest charge” on part of his or her tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder might be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his or her shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

If a U.S. shareholder elects to treat the Company as a QEF for the first year in which the shareholder holds Company shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his or her shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from the “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in gross income his or her pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his or her shares if those shares were held as capital assets.

Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, the shareholder would be required annually to report any unrealized gain with respect to his or her shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his or her Company shares also would be treated as ordinary income, but the shareholder would not be subject to an interest charge on the resulting tax liability. Special rules apply to a U.S. shareholder who held his or her PFIC stock prior to the shareholder’s first taxable year for which the mark-to-market election was effective.

A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the shareholder to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his or her Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to the shareholder that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

A QEF election is effective for a shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder who first

(1) Excluding qualified retirement plans, individual retirement tax-exempt U.S. shareholders.

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.38, $0.36, and $0.34 per share during 2012, 2011, and 2010, respectively, an average per year of $0.36 per share. Because the dividends the Company paid during 2013, $0.18 per share, amounted to less than $0.45 per share (125% of $0.36), no part of those dividends would be treated as an excess distribution for that year. However, the Company has paid dividends in prior years that were treated as “excess distributions.” (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% and 20% maximum federal income tax rates on “qualified dividend income” that individuals and certain other non-corporate taxpayers receive and instead will be taxed at marginal rates up to 39.6%.

held Company shares after November 30, 2012, and who files his or her tax return on the basis of a calendar year may make a QEF election on his or her 2013 federal income tax return. A shareholder who first held Company shares on or before that date may also make the QEF election on that return but should consult his or her tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to the Company for an earlier taxable year.

A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports his or her QEF inclusion for the taxable year to which the election applies. In order to enable U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

In early 2014, the Company will send to U.S. shareholders a PFIC Annual Information Statement for its 2013 taxable year. That statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his or her federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

The Internal Revenue Code was amended in 2010 by the addition of a new subsection (section 1298(f)) that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The Department of the Treasury and the IRS announced in 2010 that they intended to develop further guidance under that section and in 2011 that they intended to issue regulations thereunder and to release a revised Form 8621 modified to reflect the requirements thereof. They went on to state that, pending the release of the revised form, the new reporting requirement was suspended for PFIC shareholders who or that are not otherwise required to file Form 8621 as provided in the then-current instructions to the existing form. PFIC shareholders with Form 8621 reporting obligations as provided in those instructions (e.g., upon disposition of stock of a PFIC or with respect to a QEF) must continue to file the current Form 8621 with a return filed before the release of the revised form.

Information that Might Affect your 2013 Federal Income Tax Filing. After the end of the fiscal year covered by these financial statements (specifically, on December 30, 2013), the Treasury Department and the IRS promulgated temporary regulations providing, in general, that PFIC shareholders are not required to file Form 8621 under section 1298(f) with respect to taxable years ended before December 31, 2013—so the filing requirement does apply for individuals and entities that have calendar taxable years. Those regulations also set forth filing requirements under that section, including the time and manner of filing the form for taxable years ending on or after that date, as well as complex rules for determining who is required to file the form. U.S. shareholders of the Company are urged to consult their tax advisors regarding the application of these regulations to them.

Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date) (“Fair Market Value”). If a U.S. shareholder dies owning Company shares with respect to which the shareholder did not elect QEF treatment (or elected such treatment after the first taxable year in which he or she owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares would not be entitled to adjust the tax basis in such shares to their Fair Market Value. In that case, in general, the transferee of such shares would take a basis in the shares equal to the shareholder’s basis therein immediately before death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in the shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally would be available.

Dividend Reinvestment and Stock Purchase plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of Proposals Presented at the Annual General Meeting of Shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 14, 2013:

Election of Directors

	For	Against	Abstain

David Christensen	9,736,278	1,992,754	49,083
Gary Glynn	11,580,108	147,840	50,167
Phillip Goldstein	11,515,873	192,463	69,779
Michael Mead	11,582,336	145,905	49,874
Robert Pilkington	9,741,671	1,986,118	50,326

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	17,016,478	105,752	172,552

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the year ended November 30, 2013 or November 30, 2012. The Company had 19,289,905 shares outstanding on November 30, 2013.

Board of Directors and Officers of ASA Gold and Precious Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting.

The address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (51)

Position held with the Company: President and Chief Executive Officer since February 2009; Vice President Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010

Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association)

Independent Directors

Michael Mead (61)

Position held with the Company: Chairman (non-executive) since 2011 ; Director since 2010

Principal occupation during prior years: Held investment research and portfolio management positions from 1997 to his retirement in 2008, (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department which manages the Institute’s endowment.

Phillip Goldstein (68)

Position held with the Company: Deputy Chairman (non-executive) since 2013; Director since 2008

Principal occupations during past 5 years: Principal of the general partner of several investment partnership in the Bulldog Investors group of private funds (“Bulldog Funds”) from 1992 to 2012; Principal of Bulldog Holdings, LLC, the owner of the general partners of the Bulldog Funds, since 2012; Principal of Bulldog Investors, LLC (f/k/a Brooklyn Capital Management, LLC), a registered investment adviser for the Bulldog Funds since 2009.

Other Directorships held by Director: Director of Mexico Equity and Income Fund since 2000; Director of Special Opportunities Fund since 2009; Director of MVC Capital, Inc. since 2012, Chairman of Imperial Holdings, Inc. since 2012.

Gary Glynn (67)

Position held with the Company: Director since 2013

Principal occupations during past 5 years: President and Chief Investment Officer of U.S. Steel and Carnegie Pension Fund, 1985 – 2011.

Other Directorships held by Director: Director of Taiwan Opportunities Fund Ltd. since 2012 and Trustee of Steelworkers Pension Trust from 2009 – 2011.

Robert Pilkington (68)

Position held with the Company: Director since 2004 (ASA Limited South Africa from 1979 to 2004)

Principal occupations during past 5 years: Investment banker. Senior Adviser since November 2011 and prior thereto was Managing Director of UBS Securities LLC.

Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company).

Other Officers

Rodney Yee (53)

Position held with the Company: Chief Operating Officer, Chief Financial Officer, and Treasurer since September 2010

Other principal occupations during past 5 years: Chief Operating Officer and Chief Compliance Officer for California Investment Trust and affiliated companies from 2005 to 2010.

Sara Heston (34)

Position held with the Company: Vice President Investments since December 2013; Analyst from January 2010 to December 2013

Principal occupations during past 5 years: Analyst for White River Investment Partners from 2006 to 2009.

Deborah Djeu (51)

Position held with the Company: Chief Compliance Officer, Chief Legal Officer, and Secretary since September 2012

Principal occupations during past 5 years: Chief Compliance Officer—Mutual Funds and Risk Management Committee Chair for Genworth Financial Wealth Management, Inc. from 2007 to 2012.

*	By reason of being an Officer of the Company

Other Information

Executive Office & Shareholder Services
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Transfer Agent
Computershare Trust Company, N.A.
480 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Gary Glynn, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Glynn is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2013 and 2012 were $50,000 and $50,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2013 and 2012.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2013 and 2012 were $5,000 and $5,000, respectively. The figures for 2013 and 2012 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2013 and 2012.

(e)(1)

The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2013 and 2012 were $5,000 and $5,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Gary Glynn (Chairman), Michael Mead, and Phillip Goldstein.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done by ASA on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non- U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, ASA may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of ASA.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which

ASA holds securities or assets.

In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders.

These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer- term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A. Routine Matters

1.	Election of Directors. In general, ASA will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, ASA will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, ASA will rely on the judgment of the board in selecting the independent auditors. Nevertheless, ASA will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. ASA will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B. Acquisitions, Mergers, Reincorporations, Reorganizations and
    Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

C. Changes in Capital Structure

ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and ASA’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D. Anti-Takeover Proposals

In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

• Stagger the board;

• Introduce cumulative voting;

• Introduce unequal voting rights;

• Create supermajority voting;

• Establish preemptive rights.

In general, ASA will vote in favor of any proposals to reverse the above.

E. Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, ASA will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F. Conflicts of Interest

In view of the fact that ASA is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA’s portfolio companies. ASA maintains a record of affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of ASA, including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of ASA’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that ASA’s vote was made solely in the interests of ASA and without regard to any other consideration.

G. Affiliated Entity

ASA’s Proxy Voting Policies and Procedures are also applicable to ASA’s wholly owned subsidiary, ASA Gold and Precious Metals Advisers LLC (“Adviser”). The Adviser does not currently have any client accounts. However, authority and responsibility to vote proxies with respect to any future client accounts has been delegated by the Adviser to the Adviser’s Managing Member and, in his absence or inability to act, the Adviser’s Chief Compliance Officer. The Adviser was discontinued on September 23, 2013 as an investment adviser in the state of California and as a limited liability company under the laws of the state of Delaware.

H. Recordkeeping

ASA uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by ASA will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Revised and Approved: June 12, 2013

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2013.

(a)(1)

As of the date of this filing, January 29, 2014, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation as Portfolio Manager consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	As of the date of this filing, January 29, 2014, Mr. Christensen beneficially owns common shares of registrant having a value in the range of $10,000-$50,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

December 2012–November 2013	—	—	—	—

Total	—(1)	—	—(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 27, 2014.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: January 29, 2014	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: January 29, 2014	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: January 29, 2014	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer
(Principal Financial Officer)